                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                                      N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5022

                                  Skyline Funds

                       311 South Wacker Drive, Suite 4500
                                Chicago, IL 60606

William M. Dutton                              Alan Goldberg
Skyline Funds                                  Bell, Boyd & Lloyd LLC
311 South Wacker Drive, Suite 4500             Three First National Plaza, #3100
Chicago, IL 60606                              Chicago, IL 60602
              (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 913-0900

Date of fiscal year end: 12/31/04

Date of reporting period: 06/30/05

ITEM 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT -- JUNE 30, 2005

SKYLINE SPECIAL
EQUITIES PORTFOLIO


[GRAPHIC]


[SKYLINE FUNDS LOGO]

COMMENTARY

                                                                   June 30, 2005

OVERVIEW

The Fund generated a gain of 3.67% for the second quarter, compared to a 4.32% gain for the Russell 2000 Index and a gain of 5.07% for the Russell 2000 Value Index. For the first six months of 2005, the Fund rose 2.44%, compared to a return of -1.25% for the Russell 2000 Index and a 0.89% rise for the Russell 2000 Value Index. During the second quarter, stock prices rebounded from their weak first quarter performance with nearly all sectors posting positive returns. Stocks reacted positively to a decline in long term interest rates and to economic data released during the quarter indicating that the U.S. economy remained healthy. The Fund's solid gain for the quarter modestly trailed its benchmarks, due to its relatively low exposure to high dividend paying stocks, which were among the best performing stocks for the period. Year to date, the Fund remained ahead of its benchmarks due primarily to strong stock selection.

MARKET REVIEW

Stocks rebounded in the second quarter, as indicated by the 4.32% increase for the Russell 2000 Index, the 5.07% increase for the Russell 2000 Value Index, and the 1.36% rise for the S&P 500 Index. The second quarter gains helped to offset some of the losses generated by stocks during the first quarter of the year, resulting in year-to-date returns of -1.25% for the Russell 2000 Index, 0.89% for the Russell 2000 Value Index, and -0.82% for the S&P 500 Index. The rebound in stock prices occurred as several of the factors that were causes for concern in the first quarter, including rising long term interest rates and a slowing economy, appeared to reverse themselves in the second quarter. The yield on the U.S. 10-Year Treasury Bond, which started the year at 4.22%, rose to 4.50% by the first quarter's end, and subsequently fell to 3.94% by the end of the second quarter. ISM's Purchasing Manager's Index, which is considered a good barometer of the industrial economy, rose in June from May, reversing a string of six consecutive monthly declines, while the Conference Board's Consumer Confidence Index reversed three straight monthly declines by rising in both May and June.

Since the Fed began raising rates in June of 2004, the federal funds rate has increased from 1.00% to 3.25%, while the 10-Year Treasury Bond has declined from 4.69% to 3.94%. In testimony to Congress earlier this year, Federal Reserve Chairman Alan Greenspan stated that typically, long term interest rates rise in response to increases in short term rates. Therefore, the most recent experience, in which long term interest rates have declined in response to an increase in short term interest rates, was a "conundrum." This "conundrum" has rendered the Fed's attempt to move to a less accommodative monetary policy ineffective. The decline in long-term rates has lowered most borrowing rates, including mortgage rates, which has propped up housing prices, allowing homeowners to continue to monetize the equity in their homes to support consumer spending.

Small cap value stock price gains were broad based during the second quarter. Within the Russell 2000 Value Index, every sector but one posted gains. The two sectors that contributed most to the Index's gain during the quarter were financial services and utilities. High dividend yielding stocks performed well during the quarter as investors searched for yields in a persistently low interest rate environment. Financial services stocks, particularly REITs, and utilities stocks typically have higher yields than the average stock. The one sector that posted a decline in the second quarter was the materials and processing sector. Materials and processing stocks had been strong performers over the last several quarters due to rising commodities prices, but that situation reversed itself during the second quarter.

For the first six months of the year, the most positive contributors to the Russell 2000 Value Index were the other energy sector, due to higher oil and gas prices, and utilities, due to increased investor demand for high yielding stocks and an increase in merger and acquisition activity in the sector. The largest detractors from the Index's performance were technology stocks, due to continued concerns about near-term fundamentals, and materials and processing stocks, due to the recent downturn in commodity prices.

PORTFOLIO REVIEW

In the second quarter, the financial services and consumer discretionary sectors contributed most to the Fund's performance, due to their positive returns and heavy weightings within the Fund. The materials and processing sector was the only sector to detract from the Fund's performance. Although the Fund had relatively low exposure to the more commodity-oriented companies that performed poorly during the quarter, Cytec Industries, one of the larger holdings in that sector, suffered from an earnings disappointment, detracting from the Fund.

When comparing the returns of the Fund to the Russell 2000 Value Index during the quarter, relatively good stock selection was offset by a significant underweighting in high dividend yielding stocks such as REITs and utilities. REITs and utilities have historically been unable to grow their earnings at above average rates, and therefore typically make up a relatively small portion of the Fund. Also, we are concerned about the relatively high valuations these sectors have recently attained. Among the individual stocks that contributed most positively to the Fund's performance were two companies that posted better than expected earnings results, Westcorp Inc., an originator of automobile loans, and Asset Acceptance Capital Corp., a purchaser of charged-off debt. In addition, School Specialty Inc., a supplier of non-textbook supplies to schools, rose due to the announcement of a buyout offer at a significant premium to the price at which the stock was trading at that time.

Year to date, the consumer discretionary sector contributed most to the Fund's performance, due to its positive returns and heavy weighting in the Fund. The health care sector was also a major contributor to the Fund's return for the first six months of the year. Although the sector makes up a relatively small portion of the Fund, the strong performance of health care stocks in the Fund made it the second largest contributor to the Fund's return. The technology, materials and processing, and producer durables sectors detracted from the Fund's performance. These sectors were among the worst performing in the stock market in the first half of the year. When comparing the Fund's return to the Russell 2000 Value Index for the first six months of the year, the previously mentioned consumer discretionary and health care sectors were the most positive contributors. The largest detractors from performance relative to the Index over the same period were the other energy and utilities sectors, two strong performing areas of the market in which the Fund was underweighted.

OUTLOOK

We would characterize the last several years as a classic small cap value cycle. Small cap value stocks were quite weak in 2002 in response to the struggling U.S. economy and a high level of risk aversion among investors. In 2003, stocks responded positively to evidence that the U.S. economy was no longer getting worse and expectations that the Fed's accommodative monetary policy would eventually lead to a more robust economic environment. During this early phase of the bull market, the smallest and riskiest stocks performed best, as investors were less fearful that these companies might go out of business. As the economy improved through 2004, earnings rebounded and drove further stock price gains. During this phase of the cycle, commodity-related stocks, such as energy and materials companies, which are most sensitive to an improvement in the economy, performed best. More recently, as the Fed continues to tighten monetary policy, investors are faced with the question -- "Will the Fed get it right and dampen inflationary pressures without choking off the economy, or will they overshoot and send the economy into a recession?"

Although we see no evidence that the Fed's moves have dramatically slowed the economy, it is clear that we are beyond the early stages of the recovery when the economy grows the fastest. We have in recent years focused on stocks that are at the larger end of the small cap stock spectrum and believe that this focus will benefit from the current environment. These stocks are typically better established and have more stable businesses than the smallest of the small cap stocks and are less reliant on a rapidly accelerating economy for continued earnings growth. In fact, the stocks in the Fund held up much better in the weak stock market environment in the first several months of this year. With an average P/E for our stocks currently at 16.3x trailing 12-month earnings, and expectations for strong double digit earnings growth over the next 12 months, we are optimistic about the outlook for the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR THE ONE, THREE, FIVE AND TEN YEARS ENDED JUNE 30, 2005, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH JUNE 30, 2005, IS AN AVERAGE ANNUAL RETURN CALCULATION.

The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an average of the stock prices of 30 major corporations in the United States. All figures take into account reinvested dividends. You cannot invest directly in an index.

Sources: Frank Russell Company and FactSet.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

The discussion of the Fund's investments and investment strategy represent the views of Skyline Asset Management, L.P., the Fund's investment adviser, at the time of this report. The Fund's investments are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Managers Distributors, Inc., member NASD.

PERFORMANCE (%)

                                     2Q           YTD                                                                 SINCE
                                    2005*        2005*         1 YR          3 YRS         5 YRS        10 YRS      INCEPTION**
SPECIAL EQUITIES                    3.67          2.44         13.73         12.21         15.42         12.88         14.11

RUSSELL 2000 VALUE                  5.07          0.89         14.38         14.15         16.11         13.89         12.33

RUSSELL 2000                        4.32         -1.25          9.45         12.81          5.70          9.90          9.54

S&P 500                             1.36         -0.82          6.30          8.27         -2.38          9.94         10.70

   HISTORICAL                                   SPECIAL       RUSSELL        RUSSELL
  PERFORMANCE                                   EQUITIES     2000 VALUE       2000        S&P 500
     2004                                         16.6          22.3          18.3          10.9

     2003                                         40.7          46.0          47.3          28.7

     2002                                         -7.3         -11.4         -20.5         -22.1

     2001                                         13.9          14.0           2.5         -11.9

     2000                                         24.2          22.8          -3.0          -9.2

     1999                                        -13.3          -1.5          21.3          21.1

     1998                                         -7.2          -6.5          -2.6          28.8

     1997                                         35.4          31.8          22.4          33.4

     1996                                         30.4          21.4          16.5          23.3

     1995                                         13.8          25.8          28.4          37.5

     1994                                         -1.2          -1.6          -1.8           1.3

     1993                                         22.9          23.8          18.9          10.0

     1992                                         42.5          29.1          18.4           7.7

     1991                                         47.4          41.7          46.1          30.6

     1990                                         -9.3         -21.8         -19.5          -3.2

     1989                                         24.0          12.4          16.2          31.4

     1988                                         29.7          29.5          24.9          16.5

     1987**                                      -16.9         -21.5         -24.3         -12.0

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR

THE ONE, THREE, FIVE AND TEN YEARS ENDED JUNE 30, 2005, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH JUNE 30, 2005, IS AN AVERAGE ANNUAL RETURN CALCULATION.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Not annualized.
** Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

PORTFOLIO CHARACTERISTICS

                                                SPECIAL      RUSSELL 2000
                                               EQUITIES          VALUE       RUSSELL 2000       S&P 500
P/E RATIO (EXCLUDING NEGATIVE EARNINGS)           16.3x          16.6x           19.1x           17.1x
PRICE/BOOK                                        1.91           1.64            2.19             2.8
PRICE/SALES                                       0.84           0.83            1.04            1.48

EPS GROWTH--3 YRS (HISTORICAL)                    19.4%           6.8%           11.4%           16.4%
EPS GROWTH--1 YR (FORECASTED)                     14.0%          10.1%           14.4%           12.4%

MARKET CAP $ WEIGHTED MEDIAN                 $1.1 billion    $974 million    $972 million    $48.8 billion
ASSETS                                       $521 million
NUMBER OF HOLDINGS                                75

TICKER SYMBOL:                                   SKSEX
CUSIP:                                         830833208
NET ASSET VALUE (PER SHARE):                    $29.34
MINIMUM INITIAL INVESTMENT:                     $1,000
MINIMUM SUBSEQUENT INVESTMENT:                   $100

TOP TEN HOLDINGS

                                                                          % OF NET ASSETS
                                                                          ---------------
 CBRL GROUP, INC.
   Family dining                                                                2.6%
 WESTCORP
   Auto finance                                                                 2.5%
 AIRGAS, INC.
   Gas distributor                                                              2.3%
 SCHOOL SPECIALTY, INC.
   Non-textbook school supplies                                                 2.3%
 DAVITA INC.
   Provider of dialysis services                                                2.1%
 ISTAR FINANCIAL INC.
   Commercial real estate lender                                                1.9%
 CYTEC INDUSTRIES INC.
   Specialty chemicals                                                          1.9%
 BORDERS GROUP, INC.
   Book retailer                                                                1.9%
 AMERUS GROUP CO.
   Life insurer                                                                 1.8%
 LAIDLAW INTERNATIONAL, INC.
   Provider of transportation services                                          1.8%

TOP TEN HOLDINGS                                                               21.1%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

SECTOR PERFORMANCE (%) (as of June 30, 2005)

                                    2Q 2005**

                                                   RUSSELL
                                     SPECIAL        2000         RUSSELL
                                     EQUITIES       VALUE         2000
Health Care                             8.9          9.7          8.7
Financial Services                      8.2          8.6          7.5
Other Energy                            6.2          5.7          6.3
Autos And Transportation                4.4          4.7          1.5
Consumer Discretionary                  4.1          3.3          3.2
Technology                              4.0          1.3          0.3
Producer Durables                       2.4          2.7          4.4
Materials And Processing               -4.6         -3.9         -4.5
Consumer Staples                         NA*         7.6          8.2
Integrated Oils                          NA*        40.1         15.3
Other                                    NA*         5.8          4.0
Utilities                                NA*        10.2         10.8

                                   YTD 2005**

                                                  RUSSELL
                                    SPECIAL        2000         RUSSELL
                                    EQUITIES       VALUE         2000
Health Care                            23.1          1.0         -1.7
Other Energy                           21.2         18.0         20.2
Consumer Discretionary                  8.2          2.4          1.9
Autos And Transportation                4.2         -6.3         -9.5
Producer Durables                       0.7         -1.2         -3.3
Financial Services                     -0.3          0.5         -1.3
Technology                             -2.9        -11.6        -11.5
Materials And Processing               -3.2         -4.3         -6.1
Consumer Staples                         NA*         8.2          8.5
Integrated Oils                          NA*        35.8         18.9
Other                                    NA*        12.9         10.1
Utilities                                NA*        12.5         12.4

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com.

* Not applicable           ** Not annualized

[CHART]

SECTOR WEIGHTINGS (as of June 30, 2005)

Autos & Transportation                  9.5%
Cash                                    3.5%
Consumer Discretionary                 22.0%
Financial Services                     25.3%
Health Care                             3.4%
Materials & Processing                 10.4%
Other Energy                            2.8%
Producer Durables                       9.9%
Technology                             13.2%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

STOCK HIGHLIGHTS

AFTERMARKET TECHNOLOGY CORP. (ATAC)

ATAC is the largest remanufacturer of transmissions in North America. Auto manufacturers pay ATAC to remanufacture transmissions which they send to their dealers for warranty repairs. Don Johnson, ATAC's CEO, came to the company in early 2004, and has reinvigorated management to focus on growth opportunities. He has extensive experience in the industry, working for Caterpillar and Ford. Prior to his arrival, ATAC didn't have an organized marketing effort. He believes ATAC has the ability to gain additional customers, increase volume with existing customers, and enter new markets (such as the truck and marine markets), all of which should drive future revenue and earnings growth. Early evidence is positive, as ATAC has won some new customers in the last year. ATAC's stock is attractive, trading at a low teens P/E multiple, and should grow its earnings per share at a low double-digit rate.

DREW INDUSTRIES INCORPORATED (DW)

DW is a leading national supplier of a wide variety of components for recreational vehicles and manufactured homes. DW's emphasis on efficient, low-cost manufacturing and customer service, as well as its broad product portfolio and national coverage (with 50 production facilities), make it an attractive partner for its customers. In recent years, DW has acquired a number of small companies with key technologies. These acquisitions, along with internal research and development efforts, have brought about a large number of new and innovative products. DW's national footprint has enabled broad distribution of these products, which in turn has translated into significant market share gains, and strong sales and earnings growth. Future growth opportunities appear to be vast. In addition to a very strong pipeline of new products which should drive several years of strong growth, the company has begun a heightened focus on the motorized segment of the RV business where its market shares are far below those of its core towable RV offerings. Despite the encouraging growth prospects, DW continues to trade at a modest valuation.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

GLOSSARY OF INVESTMENT TERMS

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 3 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 3 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MARKET CAP DOLLAR WEIGHTED MEDIAN An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS (P/E) RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the price/earnings ratio is the weighted average P/E of the stocks in that fund. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

PORTFOLIO HOLDINGS as of June 30, 2005

                                                                 COMPANY                     NUMBER          MARKET
                                                                DESCRIPTION                  SHARES          VALUE
                                                       ------------------------------   --------------   --------------
COMMON STOCKS

AUTOS & TRANSPORTATION -- 9.5%
   OTHER TRANSPORTATION -- 5.9%
Drew Industries Incorporated(a)                        Supplier to RVs and
                                                       manufactured housing                    153,800   $    6,982,520
Fleetwood Enterprises, Inc(a)                          Manufactured housing and
                                                       RV manufacturer                         349,400        3,546,410
Interpool, Inc.                                        Container leasing firm                  295,800        6,324,204
Laidlaw International, Inc.(a)                         Provider of transportation
                                                       services                                390,900        9,420,690
Ryder System, Inc.                                     Truck leasing company                   128,100        4,688,460
                                                                                                         --------------
                                                                                                             30,962,284

   RAILROAD -- 1.2%
Pacer International, Inc.                              Rail logistics firm                     277,200        6,040,188

   TRUCKING -- 1.3%
Swift Transportation Co., Inc.(a)                      Truckload carrier                       293,500        6,835,615

   AUTOS -- 1.1%
Aftermarket Technology Corp.(a)                        Provider of remanufactured
                                                       transmissions                           322,400        5,619,432
                                                                                                         --------------
   TOTAL AUTOS & TRANSPORTATION                                                                              49,457,519

CONSUMER DISCRETIONARY -- 22.0%
   COMMERCIAL SERVICES -- 6.0%
Hudson Highland Group, Inc.                            Professional staffing                   308,800        4,814,192
ProQuest Company(a)                                    Information content provider            273,800        8,977,902
Source Interlink Companies, Inc.(a)                    Distributor of magazines                232,100        2,871,077
United Stationers Inc.(a)                              Office products distributor             165,400        8,121,140
Watson Wyatt & Company Holdings                        Benefit consulting company              236,900        6,071,747
                                                                                                         --------------
                                                                                                             30,856,058

   CONSUMER PRODUCTS/SERVICES -- 5.0%
Gildan Activewear Inc.(a)                              T-shirt manufacturer                    272,300        7,175,105
School Specialty, Inc.(a)                              Non-textbook school supplies            253,503       11,787,889
The Scotts Miracle-Gro Company(a)                      Turf & horticultural products           100,900        7,185,089
                                                                                                         --------------
                                                                                                             26,148,083

   PRINTING/PUBLISHING -- 2.2%
ADVO, Inc.                                             Direct mail marketing
                                                       company                                 202,301        6,443,287
Journal Communications                                 Media communication
   Incorporated                                        company                                 286,500        4,813,200
                                                                                                         --------------
                                                                                                             11,256,487

   RESTAURANTS -- 3.1%
CBRL Group, Inc.                                       Family dining                           349,400       13,577,684
The Steak n Shake Company(a)                           Casual dining                           142,800        2,658,936
                                                                                                         --------------
                                                                                                             16,236,620

                                                                 COMPANY                     NUMBER          MARKET
                                                                DESCRIPTION                  SHARES          VALUE
                                                       ------------------------------   --------------   --------------
   RETAIL -- 5.7%
Big 5 Sporting Goods Corporation                       Regional sporting goods
                                                       retailer                                257,100   $    7,296,498
Borders Group, Inc.                                    Book retailer                           384,300        9,726,633
Linens 'n Things, Inc.(a)                              Home textiles and
                                                       housewares retailer                     153,100        3,622,346
The Sports Authority, Inc.                             Sporting goods retailer                 291,100        9,256,980
                                                                                                         --------------
                                                                                                             29,902,457
                                                                                                         --------------
   TOTAL CONSUMER DISCRETIONARY                                                                             114,399,705

FINANCIAL SERVICES -- 25.3%
   BANKS/THRIFTS -- 4.1%
Commercial Capital Bancorp, Inc.                       Savings Bank                            251,500        4,202,565
Prosperity Bancshares, Inc.                            Regional bank                           210,500        6,022,405
Provident Bankshares Corporation                       Commercial bank                         156,100        4,981,151
Sterling Financial Corporation(a)                      Savings and loan                        170,830        6,389,042
                                                                                                         --------------
                                                                                                             21,595,163

   INSURANCE -- 12.6%
Amerus Group Inc.                                      Life insurer                            198,000        9,513,900
Aspen Insurance Holdings Limited                       Property & casualty
                                                       insurance                               249,200        6,867,952
Clark, Inc.(a)                                         Insurance brokerage and
                                                       consulting                              279,800        4,009,534
Conseco, Inc.(a)                                       Life & health insurer                   344,700        7,521,354
Delphi Financial Group, Inc.                           Accident & health insurance             213,068        9,406,952
Reinsurance Group of America                           Life reinsurer                          190,100        8,841,551
Scottish Re Group Limited                              Life reinsurer                          354,000        8,580,960
Triad Guaranty Inc.(a)                                 Mortgage insurance                       72,130        3,634,631
U.S.I. Holdings Corporation(a)                         Insurance brokerage                     556,953        7,173,555
                                                                                                         --------------
                                                                                                             65,550,389

   OTHER FINANCIAL SERVICES -- 6.7%
Asset Acceptance Capital(a)                            Collector of charged-off debt           253,900        6,578,549
Investment Technology Group, Inc.(a)                   Trade execution firm                    328,400        6,902,968
MCG Capital Corporation                                Business development
                                                       company                                 489,100        8,353,828
Westcorp                                               Auto finance                            244,200       12,800,964
                                                                                                         --------------
                                                                                                             34,636,309

   REAL ESTATE INVESTMENT TRUSTS -- 1.9%
iStar Financial Inc.                                   Commercial real estate lender           242,200       10,073,098
                                                                                                         --------------
   TOTAL FINANCIAL SERVICES                                                                                 131,854,959

HEALTH CARE -- 3.4%
   HEALTH CARE SERVICES -- 3.4%
Apria Healthcare Group Inc.(a)                         Home healthcare service
                                                       provider                                147,000        5,092,080
Davita Inc.(a)                                         Provider of dialysis services           245,450       11,163,066
Triad Hospitals, Inc.(a)                               Hospital Operator                        28,300        1,546,312
                                                                                                         --------------
   TOTAL HEALTH CARE                                                                                         17,801,458

                                                                 COMPANY                     NUMBER          MARKET
                                                                DESCRIPTION                  SHARES          VALUE
                                                       ------------------------------   --------------   --------------
MATERIALS & PROCESSING -- 10.4%
   BUILDING/CONSTRUCTION PRODUCTS -- 3.4%
Jacuzzi Brands, Inc.(a)                                Manufacturer of plumbing
                                                       products                                477,200   $    5,120,356
NCI Building Systems, Inc.(a)                          Metal buildings                         193,300        6,340,240
York International Corporation                         Manufacturer of HVAC
                                                       products                                165,400        6,285,200
                                                                                                         --------------
                                                                                                             17,745,796

   PACKAGING & PAPER -- 1.3%
Albany International Corp.                             Manufacturer of paper
                                                       machine clothing                        214,400        6,884,384
   SPECIALTY CHEMICALS -- 5.7%
Airgas, Inc.                                           Gas distributor                         491,400       12,122,838
Cytec Industries Inc.                                  Specialty chemicals                     251,500       10,009,700
Spartech Corp.                                         Plastics producer                       412,800        7,347,840
                                                                                                         --------------
                                                                                                             29,480,378
                                                                                                         --------------
   TOTAL MATERIALS & PROCESSING                                                                              54,110,558

OTHER ENERGY -- 2.8%
   EQUIPMENT & SERVICES -- 1.1%
Key Energy Services, Inc.(a)                           Workover services provider              462,100        5,591,410

   EXPLORATION & PRODUCTION -- 1.7%
Newfield Exploration Company(a)                        Oil and gas producer                    223,600        8,919,404
                                                                                                         --------------
   TOTAL OTHER ENERGY                                                                                        14,510,814

PRODUCER DURABLES -- 9.9%
   RAILROAD -- 0.1%
Trinity Industries, Inc.                               Railcar manufacturer                      9,500          304,285

   AEROSPACE -- 1.0%
Curtiss-Wright Corporation                             Aerospace & defense
                                                       components mfg.                          93,200        5,028,140

   DIVERSIFIED MANUFACTURING -- 2.9%
Carlisle Companies Incorporated                        Industrial conglomerate                  97,800        6,712,014
Crane Co.                                              Industrial conglomerate                 321,400        8,452,820
                                                                                                         --------------
                                                                                                             15,164,834

   ELECTRICAL EQUIPMENT -- 4.9%
Acuity Brands, Inc.                                    Manufacturer of lighting
                                                       fixtures                                302,002        7,758,431
Belden CDT Inc.                                        Networking cable
                                                       manufacturer                            342,400        7,258,880
Commscope, Inc.(a)                                     Networking cable
                                                       manufacturer                            375,000        6,528,750
EnerSys                                                Manufacturer of industrial
                                                       batteries                               286,200        3,900,906
                                                                                                         --------------
                                                                                                             25,446,967

                                                                 COMPANY                     NUMBER          MARKET
                                                                DESCRIPTION                  SHARES          VALUE
                                                       ------------------------------   --------------   --------------
   MACHINERY -- 1.0%
Flowserve Corporation(a)                               Pump & valve manufacturer               170,800   $    5,168,408
                                                                                                         --------------
   TOTAL PRODUCER DURABLES                                                                                   51,112,634

TECHNOLOGY -- 13.2%
   DISTRIBUTION -- 1.4%
Scansource, Inc.(a)                                    Distributor of barcode and
                                                       telephony products                       79,500        3,413,730
Synnex Corporation(a)                                  Distributor of PCs and
                                                       peripherals                             229,400        4,016,794
                                                                                                         --------------
                                                                                                              7,430,524

   ELECTRONIC COMPONENTS -- 1.4%
Fairchild Semiconductor Int'l., Inc.(a)                Semiconductors                          510,100        7,523,975

   OTHER TECHNOLOGY -- 7.2%
Applied Films Corporation(a)                           Manufacturer of equipment
                                                       to coat glass                           213,400        5,463,040
Benchmark Electronics, Inc.(a)                         Contract manufacturer                   284,200        8,645,364
Electronics for Imaging, Inc.(a)                       Products that support
                                                       color printing                          308,900        6,499,256
MEMC Electronic Materials, Inc.                        Manufacturer of silicon
                                                       wafers                                  577,600        9,108,752
NETGEAR, Inc.(a)                                       Manufacturer of networking
                                                       equipment                               162,300        3,018,780
Park Electrochemical Corporation                       Advanced electronic materials           190,000        4,788,000
                                                                                                         --------------
                                                                                                             37,523,192

   SERVICES -- 1.0%
Syniverse Holdings(a)                                  Services for wireless carriers          375,000        5,250,000

   SOFTWARE -- 2.2%
Mentor Graphics Corporation(a)                         Provider of EDA software                510,100        5,228,525
eFunds Corporation(a)                                  Provider of EFT software                335,108        6,028,593
                                                                                                         --------------
                                                                                                             11,257,118
                                                                                                         --------------

   TOTAL TECHNOLOGY                                                                                          68,984,809
                                                                                                         --------------
TOTAL COMMON STOCKS -- 96.5%
(Cost $401,439,987)                                                                                         502,232,456

                                                                                                             MARKET
                                                                                                             VALUE
                                                                                                         --------------
MONEY MARKET INSTRUMENTS
US Bank Demand Note, 3.08%(b)                                                                            $   18,332,899
US Bank Commercial Paper, 3.10%, due 07/01/05                                                                11,600,000
                                                                                                         --------------
TOTAL MONEY MARKET INSTRUMENTS -- 5.7%
(Cost $29,932,899)                                                                                           29,932,899
                                                                                                         --------------
TOTAL INVESTMENTS -- 102.2%
(Cost $431,372,886)                                                                                         532,165,355

OTHER ASSETS LESS LIABILITIES -- (2.2)%                                                                     (11,544,795)
                                                                                                         --------------
NET ASSETS -- 100%                                                                                       $  520,620,560
                                                                                                         ==============

(a) Non-income producing security.

(b) Variable rate demand note. Interest rate is reset every seven days. Rate disclosed represents rate in effect on June 30, 2005.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of June 30, 2005 (unaudited)

ASSETS
Investments, at value (Cost: $431,372,886)                                        $   532,165,355
Receivable for:
   Securities sold                                             $     1,910,290
   Fund shares sold                                                    249,927
   Dividends and interest                                              398,229          2,558,446
                                                               ---------------
Other assets                                                                              187,300
                                                                                  ---------------
Total assets                                                                          534,911,101

LIABILITIES & NET ASSETS
Payable for:
   Securities purchased                                        $    12,876,341
   Fund shares redeemed                                                585,464
   Comprehensive management fee                                        621,097
   Trustee compensation                                                 20,339
   Trustees deferred compensation                                      187,300         14,290,541
                                                               ---------------    ---------------
Net assets applicable to shares outstanding                                       $   520,620,560
                                                                                  ===============
Shares outstanding--no par value (unlimited number
   of shares authorized)                                                               17,743,480
                                                                                  ===============
PRICING OF SHARES
Net asset value, offering price and redemption price
   per share                                                                      $         29.34
                                                                                  ===============

ANALYSIS OF NET ASSETS
Paid-in capital                                                                   $   354,366,340
Undistributed net investment loss                                                      (1,192,611)
Accumulated net realized gain on sales of investments                                  66,654,362
Unrealized appreciation of investments                                                100,792,469
                                                                                  ---------------
Net assets applicable to shares outstanding                                       $   520,620,560
                                                                                  ===============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS For the Period Ended June 30, 2005 (unaudited)

Investment income
   Dividends                                                   $     1,961,002
   Interest                                                            275,237
                                                               ---------------
Total investment income                                              2,236,239

Expenses:
   Comprehensive management fee                                      3,770,221
   Fees to unaffilliated trustees                                       41,802
                                                               ---------------
Total expenses                                                       3,812,023
                                                               ---------------

Net investment loss                                                 (1,575,784)

Net realized and unrealized gain/loss on investments:
   Net realized gain on sales of investments                        56,301,773
   Change in unrealized appreciation                               (43,299,846)
                                                               ---------------
Net realized and unrealized gain on investments                     13,001,927
                                                               ---------------
Net increase in net assets resulting from operations           $    11,426,143
                                                               ===============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                PERIOD ENDED
                                                                   6/30/05           YEAR ENDED
                                                                 (UNAUDITED)          12/31/04
                                                               ---------------    ---------------
From operations:
   Net investment loss                                         $    (1,575,784)   $    (2,514,039)
   Net realized gain on sales of investments                        56,301,773         65,677,157
   Change in unrealized appreciation                               (43,299,846)        18,687,895
                                                               ---------------    ---------------
Net increase in net assets resulting from operations                11,426,143         81,851,013

Distributions to shareholders from net realized gains                       --        (65,096,674)

From fund share transactions:
   Proceeds from fund shares sold                                   30,549,304         82,639,085
   Reinvestment of dividends                                                --         63,850,736
   Payments for fund shares redeemed                               (87,711,056)      (121,462,995)
                                                               ---------------    ---------------

Net increase/decrease in net assets resulting
   from share transactions                                         (57,161,752)        25,026,826
                                                               ---------------    ---------------
Total increase/decrease in net assets                              (45,735,609)        41,781,165
Net assets at beginning of year                                    566,356,169        524,575,004
                                                               ---------------    ---------------
Net assets at end of period
   (includes undistributed net investment
   loss of $1,192,611 and undistributed net
   investment income of $383,173, respectively)                $   520,620,560    $   566,356,169
                                                               ===============    ===============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                           PERIOD ENDED           YEAR            YEAR            YEAR            YEAR            YEAR
                              6/30/05             ENDED           ENDED           ENDED           ENDED           ENDED
                            (UNAUDITED)         12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
                          -----------------------------------------------------------------------------------------------
Net asset value at
   beginning of year      $         28.64      $    27.78      $    20.86      $    22.50      $    19.75      $    15.90
                          ---------------      ----------      ----------      ----------      ----------      ----------

Income from
   investment
   operations
     Net Investment
       loss                         (0.09)*         (0.13)*         (0.06)*         (0.06)*         (0.04)*         (0.06)*
     Net realized and
       unrealized
       gain/(loss) on
       investments                   0.79            4.68            8.54           (1.58)           2.79            3.91
                          ---------------      ----------      ----------      ----------      ----------      ----------
     Total from
         investment
         operations                  0.70            4.55            8.48           (1.64)           2.75            3.85
                          ---------------      ----------      ----------      ----------      ----------      ----------
Less distributions
   from net realized
   gains on
   investments                         --           (3.69)          (1.56)             --              --              --
                          ---------------      ----------      ----------      ----------      ----------      ----------
Net asset value at
   end of period          $         29.34      $    28.64      $    27.78      $    20.86      $    22.50      $    19.75
                          ===============      ==========      ==========      ==========      ==========      ==========

Total Return                         2.44%(a)       16.61%          40.71%          (7.29%)         13.92%          24.21%

Ratios/Supplemental
   Data
   Ratio of expenses
     to average net
     assets                          1.47%(b)        1.47%           1.48%           1.48%           1.49%           1.51%
   Ratio of net
     investment
     loss to average
     net assets                      (.61%)(b)      (0.47%)         (0.26%)         (0.26%)         (0.16%)         (0.32%)
   Portfolio turnover
     rate                              23%(a)          47%             52%             81%             93%             92%
   Net assets, end
     of period (in
     thousands)           $       520,621      $  566,356      $  524,575      $  378,839      $  374,945      $  286,951
                          ===============      ==========      ==========      ==========      ==========      ==========

*    Based on monthly average shares outstanding
(a)  Not Annualized
(b)  Ratios have been determined on an annualized basis

NOTES TO FINANCIAL STATEMENTS (unaudited)

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. The Fund's investment adviser is Skyline Asset Management, L.P. (the "Adviser"). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that the Adviser considers to be undervalued.

                                        1

                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees or a committee thereof.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the Fund's net asset value and will be updated at the Fund's fiscal year-end.

On December 14, 2004, a distribution of $3.69068 per share was declared. The dividend was paid on December 16, 2004, to shareholders of record on December 15, 2004.

The tax character of distributions paid during 2004 was as follows:

   Distributions paid from:
   Ordinary income                    $  20,956,859
   Long-term capital gain                44,139,815
                                      -------------
                                      $  65,096,674
                                      =============

Cost of investments for federal income tax purposes was substantially the same as book cost of $431,372,886 on June 30, 2005, net unrealized appreciation was $100,792,469, consisting of gross unrealized appreciation of $107,453,346 and gross unrealized depreciation of $6,660,877.

- LINE OF CREDIT - The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit not utilized. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. During the first six months of 2005, a loan was outstanding for one day during the period and generated interest of $194 which was paid by the Adviser.

- USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

- REDEMPTION FEE - The Fund will deduct a redemption fee (the "Redemption Fee") of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/first out
(FIFO) basis such that
shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, and (2) redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the six months ended June 30, 2005, the Fund had $1,589 included in capital due to the collection of redemption fees.

- INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust's maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

                                        2

                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee incurred for the six months ended June 30, 2005 was $3,770,221.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the six months ended June 30, 2005, the Fund incurred fees of $41,802 to its independent trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. Investments in such funds are reflected as in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund's net asset value.

                                        3

                             FUND SHARE TRANSACTIONS

As of June 30, 2005, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                            SHARES                            DOLLAR AMOUNT
                              ----------------------------------    ----------------------------------
                               PERIOD ENDED         YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                  6/30/05            12/31/04           6/30/05           12/31/04
                              ------------------------------------------------------------------------
   Shares sold                      1,083,137          2,867,618    $    30,549,304    $    82,639,085
   Shares issued for
     reinvestment of
     dividends                             --          2,268,238                 --         63,850,736
                              ---------------    ---------------    ---------------    ---------------
   Total shares issued              1,083,137          5,135,856         30,549,304        146,489,821
   Less shares redeemed            (3,112,764)        (4,243,588)       (87,711,056)      (121,462,995)
                              ---------------    ---------------    ---------------    ---------------
   Net decrease/increase           (2,029,627)           892,268    $   (57,161,752)   $    25,026,826
                              ===============    ===============    ===============    ===============

                                        4

                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 2005, were as follows:

   Cost of purchases                          $   115,949,317
   Proceeds from sales                        $   171,406,999

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/05 - 06/30/05).

ACTUAL EXPENSES

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. These additional fees have the effect of reducing investment returns.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

TABLE: EXPENSE EXAMPLE

                                BEGINNING         ENDING         EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD
                                01/01/05        06/30/05      01/01/05 - 06/30/05*
                              -------------   -------------   --------------------
   Actual                     $   1,000.00    $   1,024.40        $   7.38
   Hypothetical (5% return
     before expenses)         $   1,000.00    $   1,017.50        $   7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.47% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

    APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE INDEPENDENT TRUSTEES

At a meeting (the "Meeting") of the Board of Trustees (the "Board") held on May 17, 2005, the Board, including all the trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the "Independent Trustees"), met to consider the continuation of the investment advisory agreement (the "Agreement") between Skyline Asset Management, L.P. ("Adviser") and Skyline Funds (the "Fund").

Prior to the Meeting, the Adviser had provided the Board with a number of written materials in response to a written request from counsel to the Independent Trustees, including information relating to: a) data comparing the Fund's investment performance, expenses, and fees to comparable, as well as a broad universe of, investment companies, as independently chosen by Lipper, Inc.; b) the background and experience of the Adviser's management and investment personnel; c) the financial condition and stability of the Adviser, including a profitability analysis; d) the terms of the Agreement and fee arrangement with the Fund; and e) administrative, compliance and other services provided by the Adviser. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding their responsibilities in evaluating the Agreement. During the Meeting, the Independent Trustees engaged in in-person discussions with the executive committee along with other employees of the Adviser. The Independent Trustees also met outside the presence of the Adviser.

At the meeting, the Trustees determined that the Agreement was fair and reasonable in light of the nature and quality of the services provided by the Adviser, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. As a result, the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Agreement, subject to earlier termination as provided in the Agreement.

In considering the continuation of the Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered determinative. However, the specific factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Agreement are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES. The Trustees reviewed the nature, extent and quality of the services provided by the Adviser under the Agreement, taking into account the investment objective and strategy of the Fund and the knowledge the Trustees gained from their quarterly meetings with the Adviser, and the materials provided in connection with those meetings. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who provide investment management services to the Fund. The Trustees particularly noted the large and highly experienced professional staff of the Adviser involved in providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by the Adviser, such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided by the Adviser were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services. They also concluded that the Adviser had highly qualified and capable personnel, with the appropriate education and experience, to serve the Fund effectively.

PERFORMANCE OF THE FUND. The Trustees considered information on the short-term and long-term performance of the Fund, including comparative information. The Trustees noted that when comparing the Fund's performance against Lipper's Small Cap Value Funds universe, the Fund was in the 1st quintile for the since inception reporting period, the third quintile for the five year performance reporting period and fourth quintile for the one, three and ten year performance reporting periods. The Trustees further noted that when comparing the Fund against Lipper's All Small Cap Funds universe, the Fund was in the 1st quintile for the since inception and five year performance reporting periods, and was in the second quintile for one, three and ten year performance reporting periods. The Board further examined the Fund's since inception performance, as well as its one, three, five and ten year performance against the Lipper Small Cap Value Index, the Russell 2000 Index and the Russell 3000 Index

(noting that the Fund performed better than each of the Russell 2000 Index and Russell 3000 Index for each time period examined). The Trustees concluded that, although past performance is not necessarily indicative of future results, the Fund's long-term performance record had been outstanding and beneficial to the Fund's shareholders.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Trustees examined information on fees and expenses of the Fund in comparison to information for other comparable funds. The Trustees considered the all-inclusive fee that the Fund pays to the Adviser under which the Adviser is responsible for payment of all of the Fund's expenses, excluding Independent Trustee fees. The Trustees concluded that the fees payable by the Fund were reasonable in relation to the nature and quality of the services provided by the Adviser taking into account the specific fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees further considered that the Fund's total expenses were somewhat higher than the median for comparable no-load mutual funds. However, the Trustees concluded that the Fund's overall expense ratio, taking into account quality of services provided by the Adviser and the investment performance of the Fund, was reasonable.

The Trustees reviewed information on the profitability of the Adviser under the Agreement, noting specifically that the Adviser had provided an extensive profitability analysis to the Trustees prior to the meeting. Based on the information available and taking into account the difficulty of making comparisons in this area due to the lack of publicly available information, the Trustees concluded that the profitability of the Adviser in relation to the services rendered under the Agreement was reasonable.

Finally, the Trustees considered the financial condition of the Adviser and its general partner, which they found to be sound.

ECONOMIES OF SCALE. The Trustees received and discussed information concerning whether economies of scale are being realized by the Fund and whether fee levels reflect those economies of scale for the benefit of the Fund's shareholders. The Board considered the current and anticipated asset levels of the Fund and the potential for growth in the Fund's assets, and noted that as the Fund's assets increase shareholders will achieve economies of scale. The Trustees concluded that the current asset size of the Fund did not warrant evaluating the fee schedule for the Fund at this time.

OTHER BENEFITS TO THE ADVISER. The Trustees also considered benefits that accrue to the Adviser from its relationship with the Fund. The Board noted that certain services are provided by an affiliate of the Adviser, including administrative, distribution and compliance services. The Board also considered the recent reduction in the use of soft dollars for payment of services utilized by the Adviser. After full consideration of these and other factors, the Board concluded that neither the Adviser nor its affiliate received any additional direct benefits that would warrant consideration and preclude the Board from approving the continuation of the Agreement.

After full consideration of the above factors, as well as other factors that were instructive in analyzing the management agreement, the Trustees, including all of the non-interested Trustees, concluded that the continuation of the Agreement was in the best interest of the Fund and its shareholders.

PROXY POLICY & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record for the twelve month period ended June 30, 2005, is also available without charge, upon request, by calling 800.828.2759, by visiting the Fund's website at www.skylinefunds.com and by visiting the SEC website at www.sec.gov.

FORM N-Q

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 800.828.2759 or by visiting the SEC website. You may also review, for a fee, a copy of the form at the SEC's Public Reference Room in Washington, D.C. (800) SEC-0330.

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com

[SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (A) Certifications of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Vice President and Treasurer of Skyline Funds pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(1) and
          (a)(2)

     (B) Certifications of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Vice President and Treasurer of Skyline Funds pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyline Funds


By:    /s/William M. Dutton
       ----------------------------------------
       William M. Dutton
       President and Trustee
       (Principal Executive Officer)
Date:  August 24, 2005
       ----------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/William M. Dutton
       ----------------------------------------
       William M. Dutton
       President and Trustee
       (Principal Executive Officer)
Date:  August 24, 2005
       ----------------------------------------


By:    /s/Benjamin J. Kim
       ----------------------------------------
       Benjamin J. Kim
       Vice President and Treasurer
       (Principal Financial Officer)
Date:  August 24, 2005
       ----------------------------------------